Exhibit 99.4

UNITED STATES OF AMERICA

BEFORE THE

BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM

WASHINGTON, D.C.

Written Agreement by and between	)
)
BANK OF AMERICA CORPORATION	)
Charlotte, North Carolina	)
)
and	)
)
FEDERAL RESERVE BANK OF RICHMOND	)
Richmond, Virginia	)
)

WHEREAS, it is the common goal of Bank of America Corporation, Charlotte, North Carolina, a registered bank holding company, and the Federal Reserve Bank of Richmond (the “Reserve Bank”) that Bank of America Corporation and its subsidiaries operate in compliance with applicable federal and state laws, rules and regulations and that Bank of America Corporation and its subsidiaries effectively manage their legal and reputational risks and compliance programs;

WHEREAS, in recognition of these common goals, Bank of America Corporation has agreed to enter into this Written Agreement (the “Agreement”) with the Reserve Bank;

WHEREAS, FleetBoston Financial Corporation, Boston, Massachusetts, a registered bank holding company, merged with Bank of America Corporation in April 2004;

WHEREAS, the U.S. Securities and Exchange Commission and the Office of the New York State Attorney General conducted investigations of Bank of America Corporation’s and FleetBoston Financial Corporation’s registered broker-dealer and investment adviser subsidiaries and found that these functionally-regulated subsidiaries violated various securities laws and regulations by, inter alia, entering into certain improper trading arrangements with some mutual fund investors;

WHEREAS, the Board of Governors of the Federal Reserve System (the “Board of Governors”) and the Reserve Bank reviewed certain activities of Bank of America Corporation’s Wealth and Investment Management Group (formerly known as the Asset Management Group); the review covered the Wealth and Investment Management Group’s mutual fund trading activities and its enterprise-wide risk management, compliance processes, and internal controls; and the Federal Reserve Bank of Boston conducted a review of certain mutual fund trading activities at FleetBoston Financial Corporation (collectively, the “Review”);

WHEREAS, the Review raised concerns that Bank of America Corporation, FleetBoston Financial Corporation, and their subsidiaries did not adequately assess the legal and reputational risks posed by certain mutual fund trading activities and address flaws in compliance and risk management pertaining to the asset management lines of business;

WHEREAS, Bank of America Corporation engaged a number of independent consultants to provide recommendations for strengthening the company’s enterprise-wide compliance and risk management processes associated with the Wealth and Investment Management Group’s mutual fund trading activities, and Bank of America Corporation has adopted and is implementing numerous corrective actions and best practice recommendations of the independent consultants (the “Mutual Fund Implementation Project Plan”);

WHEREAS, this Agreement is being executed to ensure that Bank of America Corporation and its subsidiaries continue to make progress in their efforts to execute the Mutual Fund Implementation Project Plan and to address all weaknesses identified by the Review; and

WHEREAS, on December 20, 2004, the executive committee of the board of directors of Bank of America Corporation, at a duly constituted meeting, authorized Kenneth D. Lewis, Chief Executive Officer, to enter into this Agreement and consent to compliance by Bank of America Corporation and its institution-affiliated parties, as defined in sections 3(u) and 8(b)(3) of the Federal Deposit Insurance Act, as amended (the “FDI Act”)(12 U.S.C. 1813(u) and 1818(b)(3)), with each and every provision of this Agreement.

NOW, THEREFORE, Bank of America Corporation and the Reserve Bank agree as follows:

1. Bank of America Corporation shall continue to take steps to execute the Mutual Fund Implementation Project Plan and to enhance the enterprise-wide compliance program of the Wealth and Investment Management Group in order to ensure that the activities of the business line comply with all applicable laws and regulations, including but not limited to securities laws and regulations.

2. Bank of America Corporation shall ensure that the Wealth and Investment Management Group’s enterprise-wide compliance program includes at a minimum:

(a) A process for resolving or escalating any outstanding compliance issues to the appropriate senior manager or committee; and

(b) ongoing training on the Wealth and Investment Management Group’s policies and procedures for compliance with laws and regulations, including but not limited to securities laws and regulations, for the staff of Bank of America Corporation and its subsidiaries who participate in the approval or modification of significant new clients, new or unique investment products, services, or transactions of the Wealth and Investment Management Group.

3. Bank of America Corporation shall continue to take steps to execute the Mutual Fund Implementation Project Plan and to enhance the enterprise-wide risk management processes for the activities of the Wealth and Investment Management Group, including but not limited to mutual funds trading. Bank of America Corporation shall ensure that the enterprise-wide risk management processes address, consider, and include, at a minimum:

(a) An enhanced approval process for significant new clients, new or unique investment products, services, or transactions, as well as material changes to existing products or services of the Wealth and Investment Management Group;

(b) procedures to ensure that thorough assessments of legal, reputational, and other risks are incorporated into the Wealth and Investment Management Group’s approval process;

(c) policies and procedures to ensure that the products, services, and arrangements offered by the Wealth and Investment Management Group are consistent with the business expertise, business strategy, and approved risk profile of its line of business;

(d) procedures to ensure that control functions, including but not limited to compliance and legal, participate in the Wealth and Investment Management Group’s approval process;

(e) processes to ensure the escalation of matters relating to legal and reputational risks to appropriate senior managers or committees;

(f) procedures to ensure that the internal audit function on an on-going basis reviews the effectiveness of, and adherence to, the enhanced policies, procedures, and processes referenced in this paragraph; and

(g) mechanisms to ensure effective risk management of significant client relationships, which mechanisms shall, at minimum, provide that:

(i) significant client relationships are periodically reviewed throughout the life of the client relationship;

(ii) such reviews include thorough assessments of legal, reputational, and other risks;

(iii) control functions, including but not limited to, compliance and legal, participate in the periodic reviews of significant client relationships; and

(iv) significant client relationships are reviewed by appropriate senior managers or committees independent of the business line whenever a client relationship presents heightened risks, including but not limited to, legal and reputational risks.

4. Bank of America Corporation shall continue to execute the Mutual Fund Implementation Project Plan, including but not limited to newly adopted policies and procedures designed to identify and manage significant clients and investment products, services, and transactions that may pose heightened legal or reputational risks to Bank of America Corporation and its subsidiaries. Bank of America Corporation shall continue to monitor enterprise-wide execution of the new policies and procedures and other recommendations of the Mutual Fund Implementation Project Plan.

5. Bank of America Corporation shall continue to submit progress reports to the Reserve Bank regarding the implementation of the new policies, procedures, and processes and adherence to the enterprise-wide risk management processes for the activities of the Wealth and Investment Management Group that it has adopted pursuant to the Mutual Fund Implementation Project Plan, or will adopt or modify pursuant to this Agreement.

6. All communications regarding this Agreement shall be sent to:

(a)	Mr. Malcolm Alfriend

Senior Vice President

Federal Reserve Bank of Richmond

701 E. Byrd Street

Richmond, VA 23219

(b)	Mr. Timothy Mayopoulos

General Counsel

Bank of America Corporation

100 N Tryon Street

Charlotte, North Carolina 28202

7. The provisions of this Agreement shall be binding on Bank of America Corporation and its institution-affiliated parties in their capacities as such, and their successors and assigns.

8. Each provision of this Agreement shall remain effective and enforceable until stayed, modified, terminated or suspended in writing by the Reserve Bank.

9. The provisions of this Agreement shall not bar, estop or otherwise prevent the Board of Governors, the Reserve Bank, or any federal or state agency or department from taking any further action affecting Bank of America Corporation, any of its current or former institution-affiliated parties, Bank of America Corporation’s successors or assigns, or any of Bank of America Corporation’s subsidiaries.

10. This Agreement is a “written agreement” for the purposes of, and is enforceable by the Board of Governors as an order issued under, section 8 of the FDI Act.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of this 9th day of February, 2005.

BANK OF AMERICA CORPORATION		FEDERAL RESERVE BANK OF RICHMOND

By:	/s/ Kenneth D. Lewis	By:	/s/ Malcolm Alfriend
	Kenneth D. Lewis		Malcolm Alfriend
	Chief Executive Officer		Senior Vice President